SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2025

BANKFINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	0-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 North Frontage Road, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

s telephone number, including area code: (800)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Special Meeting Voting Results. The following are the results of the stockholder votes that were cast at the Special Meeting of Stockholders of BankFinancial Corporation (the “Company”) held December 18, 2025.  As of September 22, 2025, the record date for the special meeting, there were 12,460,678 shares of the Company’s common stock issued and outstanding and eligible to be voted at the Special Meeting, and 9,230,346 shares of the Company’s common stock were represented in person or by proxy at the Special Meeting, which represented approximately 74% of the Company’s total outstanding shares of common stock entitled to vote at the Special Meeting.

Proposal No. 1: The approval of the transactions  contemplated by the merger agreement by and between First Financial Bancorp and BankFinancial Corporation, dated as of August 11, 2025, (the “merger agreement”) including the merger of BankFinancial Corporation with and into First Financial Bancorp. (collectively, the “merger proposal”).

Number of votes cast FOR Proposal	9,149,411
Number of votes cast AGAINST Proposal	71,498
Number of Abstentions	9,438
Broker Non-Votes	—

Proposal No. 2:  The approval, on an advisory (non-binding) basis, of the merger-related compensation payments that will or may be paid to the named executive officers of BankFinancial Corporation in connection with the transactions contemplated by the merger agreement.

Number of votes cast FOR the non-binding resolution	8,316,993
Number of votes cast AGAINST the non-binding resolution	586,486
Number of Abstentions	326,868
Broker Non-Votes	—

Proposal No.3:   A proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger proposal, or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to BankFinancial stockholders (the “adjournment proposal”).

There were a sufficient number of votes at the time of the special meeting to approve the merger proposal; accordingly, Proposal 3 was not acted upon at the special meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKFINANCIAL CORPORATION
(Registrant)

Date:	December 18, 2025	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board, Chief Executive Officer and President